SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 5, 2008

Date of report (Date of earliest event reported)

Downer’s Gap, Inc.

(Exact name of registrant as specified in Charter)

Delaware
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

350 Fifth Avenue

New York, New York 10118

(917) 319-8475

(Address of Principal Executive Offices)

  (917) 319-8475

 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 29, 2008, Louis Phillipe Antunes resigned as one of our directors. Upon appointment, Mr. Antunes was to receive 500,000 (24.39%) shares of our common stock, but as part of his resignation, he agreed to forfeit those shares and therefore he does not own any shares of our common stock.

In connection with Mr. Antunes’ resignation, we requested that he review the disclosure contained above and provided him with an opportunity to furnish us with a letter stating whether he agrees or disagrees with such disclosure.  Mr. Antunes informed us that he agrees with the disclosure and no such letter is necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWNER’S GAP, INC.

By: /s/  David Kretzmer

      Name:  David Kretzmer

      Title:  Chief Executive Officer

Date: March 5, 2008